                                                                    EXHIBIT 10.9



                      AMENDED AND RESTATED PLEDGE AGREEMENT

     This Amended and Restated Pledge Agreement ("Agreement") is dated as of November 30, 2001, between CCC Information Services Group Inc., a Delaware corporation (the "Pledgor"), and LaSalle Bank National Association, as Administrative Agent (in such capacity, the "Agent") and representative of the Lenders and Issuing Bank under the Credit Agreement referred to below. Terms capitalized and used herein which are not otherwise defined herein shall have the meanings given them in the Credit Agreement referred to below.

                                    Recitals

     WHEREAS, CCC Information Services Inc. (the "Borrower"), the Agent and certain lenders (the "Original Lenders") entered into that certain Amended and Restated Credit Facility Agreement dated as of October 29, 1998 (as heretofore amended or otherwise modified, the "Original Credit Agreement") pursuant to which the Original Lenders agreed to make loans and certain other extensions of credit and financial accommodations to Borrower;

     WHEREAS, pursuant to the Original Credit Agreement, the Pledgor executed in favor of the Agent, as representative of the Original Lenders, a Guaranty (the "Original Guaranty") pursuant to which the Pledgor has guaranteed the payment and performance of all of the Obligations (as defined in the Original Guaranty) and a Pledge Agreement (the "Original Pledge Agreement") pursuant to which all of Pledgor's obligations under the Original Guaranty were secured by, among other things, a pledge of all of Borrower's capital stock;

     WHEREAS, the Borrower, the Agent and certain financial institutions party to the Original Credit Agreement (the "Lenders") are entering into the Second Amended and Restated Credit Agreement (as amended, restated or otherwise modified from time to time, the "Credit Agreement") pursuant to which the Pledgor is amending and restating the Original Guaranty by entering into an Amended and Restated Guaranty (as amended, restated or supplemented from time to time, the "Guaranty");

     WHEREAS, the Lenders have required as a condition, among others, to the effectiveness of the Credit Agreement and making Advances thereunder and in order to secure the prompt and complete payment, observance and performance of
(i) all of the Obligations (as defined in the Guaranty) and (ii) all of the Pledgor's obligations and liabilities under this Agreement (all such obligations and liabilities of the Pledgor collectively referred to herein as the "Liabilities") that the Pledgor execute and deliver this Agreement to the Agent; and

     WHEREAS, the Pledgor is the owner of all of the shares of the issued and outstanding capital stock of Borrower.

     NOW, THEREFORE, for and in consideration of the foregoing and of any financial accommodations or extensions of credit (including, without limitation, any loan or advance by renewal, refinancing or extension of the agreements described hereinabove or otherwise) heretofore, now or hereafter made to or for the benefit of the Borrower by any of the Lenders, the Issuing Bank or the Agent in connection with the transactions contemplated by the Credit Agreement as the same may be amended or modified from time to time, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Grant of Security Interest. The Pledgor hereby reaffirms and grants to the Agent for the benefit of the Lenders as security for the prompt and complete payment, observance and performance of the Liabilities, a security interest in
(i) all of the shares, whether now owned or hereafter acquired, of the capital stock of the Borrower (such shares of stock of the Borrower collectively referred to herein as the "Pledged Shares"), (ii) all warrants, options and other rights to acquire capital stock of the Borrower now or at any time or times hereafter owned by the Pledgor (the "Rights"), and (iii) all proceeds thereof (the Pledged Shares, the Rights, together with the "Powers" (as defined below), the property and interests in property described in paragraphs 7 and 8 below, dividends and distributions payable with respect to the Pledged Shares pursuant to paragraph 4 below, and all proceeds of any of the foregoing being hereinafter collectively referred to as the "Pledged Collateral"). The Pledgor agrees to execute and deliver to the Agent such stock powers and such other documents of transfer as the Agent may from time to time reasonably request to enable the Agent to transfer the Pledged Shares and the Rights into its name or the name of its nominee (all of the foregoing are hereinafter collectively referred to as the "Powers").

     2. Perfection of Security Interest. The Pledgor agrees (i) immediately to deliver to the Agent or the Agent's nominee all certificates evidencing any of the Pledged Collateral which may at any time come into the possession of the Pledgor, (ii) to execute and deliver to the Agent such financing statements as the Agent may request with respect to the Pledged Collateral, and (iii) to take such other steps as the Agent may from time to time reasonably request to perfect the Agent's security interest in the Pledged Collateral under applicable law. The Pledgor further agrees, at the reasonable request of the Agent, to use its best efforts to cause the Borrower to issue, in substitution for existing certificates evidencing any of the Pledged Collateral, one or more new certificates ("Substitute Certificate(s)") intended to evidence the Pledged Collateral evidenced by the certificates which are exchanged for the Substitute Certificate(s), and the Pledgor shall immediately thereafter deliver such Substitute Certificates to the Agent, together with appropriate Powers. The Pledgor agrees that this Agreement or a photocopy of this Agreement shall be sufficient as a financing statement.

     3. Voting Rights. During the term of this Agreement, and so long as no Event of Default shall have occurred and is continuing, the Pledgor shall have the right to vote the Pledged Shares and exercise any voting rights pertaining to the Pledged Collateral (which may, subject to any registration of the Agent's security interest pursuant to paragraph 2 above, be registered on the books and records of the Borrower in the Pledgor's name except as otherwise provided in paragraph 12 below), and to give consents, ratifications and waivers with respect thereto, for all purposes not prohibited by the terms of the Credit Agreement, or any of the other Loan Documents. The Agent shall, at the request of the Pledgor, provide the Pledgor with appropriate proxies and any other documents necessary or appropriate to permit the Pledgor to exercise the rights set forth in the preceding sentence. After the occurrence and during the continuance of an Event of Default, the Agent shall be entitled, at the Agent's option and




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following written notice from the Agent to the Pledgor, to exercise all voting powers pertaining to the Pledged Collateral and to give, exclusively, consents, ratifications and waivers with respect thereto for all purposes.

     4. Dividends and Other Distributions. The Pledgor represents and confirms that it has sent a written notice (the "Dividends and Distributions Notice") to the Borrower (with a copy thereof to the Agent) irrevocably instructing the Borrower to remit all dividends and other distributions payable with respect to the Pledged Collateral to the Agent upon the Agent's written request therefor which request shall only be made upon the request of the Required Lenders after an Event of Default shall have occurred and as long as such Event of Default shall be continuing and shall remain in effect during the continuance of any Event of Default. Such dividends and/or distributions, if and when, remitted to the Agent shall be applied to the Liabilities. Nothing contained in this paragraph 4 shall be deemed to permit the payment of any dividend or the making of any distribution which is prohibited by the Credit Agreement or any of the other agreements and documents executed in connection with the transactions contemplated thereby.

     5. Representations. As of the date hereof, the Pledgor warrants and represents as follows:

          (a) The Pledgor is the sole, direct, legal and beneficial owner of the Pledged Shares and such stock has been duly authorized and is fully paid and nonassessable;

          (b) The Pledged Shares constitute all of the outstanding capital stock of the Borrower;

          (c) The Pledgor has full corporate power and authority to enter into this Agreement;

          (d) There are no restrictions upon the voting rights associated with, or the transfer of, any of the Pledged Collateral except as provided by (i) any law applicable to the sale of securities generally, and/or (ii) the terms and provisions of the Loan Documents;

          (e) The Pledgor has the right, subject to the provisions of the Loan Documents, (i) to vote the Pledged Collateral, and (ii) to pledge and grant a security interest in all or any part of the Pledged Collateral free of any Lien;

          (f) The Powers with respect to the Pledged Shares have been duly executed and delivered to Agent and give the Agent the authority they purport to confer; and

          (g) The Pledgor has heretofore pledged and delivered the Pledged Shares to Agent and such pledge and delivery has created a valid perfected security interest in the Pledged Shares in favor of the Agent, and the pledge and delivery of any other Pledged Collateral pursuant to this Agreement will create a valid security interest in the Pledged Collateral in favor of the Agent.

     6. Subsequent Changes Affecting Pledged Collateral. The Pledgor represents to the Agent that the Pledgor has made its own arrangements for keeping informed of changes or



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potential changes affecting the Pledged Collateral (including, but not limited to, rights to convert, rights to subscribe, payment of dividends, reorganization or other exchanges, tender offers and voting rights), and the Pledgor agrees that neither the Agent nor any Lender shall have any responsibility or liability for informing the Pledgor of any such changes or potential changes or for taking any action or omitting to take any action with respect thereto.

     7. Pledged Shares Adjustments. In the event that, during the term of this Agreement, any stock dividend, reclassification, readjustment or other change is declared or made in the capital structure of the Borrower (including, without limitation, the issuance of additional shares of capital stock of the Borrower), or any of the Rights are exercised, or both, then the Agent shall have a security interest in (i) the number of additional shares of the capital stock of the Borrower required so that Agent has a security interest in the total number of issued and outstanding shares of each class of the capital stock of the Borrower, and (ii) all non-equity securities issued to or acquired by the Pledgor by reason of any such change or exercise, and such shares or other securities, shall become part of the Pledged Collateral; provided, however, that nothing contained in this paragraph 7 shall be deemed to permit any stock dividend, issuance of additional stock, reclassification, readjustment or other change in the capital structure of the Borrower which is prohibited by the Credit Agreement or any of the agreements and documents executed in connection with the transactions contemplated thereby.

     8. Warrants, Options and Other Rights. In the event that, during the term of this Agreement, subscription warrants or any other rights or options shall be issued by the Borrower in connection with the Pledged Collateral to Pledgor or otherwise issued to or acquired by the Pledgor, then Agent shall have a security interest in such warrants, rights and options, and such warrants, rights and options shall become part of the Pledged Collateral; provided, however, that nothing contained in this paragraph 8 shall be deemed to permit the issuance of any warrants or other rights or options by the Borrower which is prohibited by the Credit Agreement or any agreement or document executed in connection with the transactions contemplated thereby.

     9. Registration. Upon or at any time after the occurrence and during the continuance of an Event of Default, in the event the Agent determines to exercise its right to sell the Pledged Collateral pursuant to paragraph 12 below, the Pledgor shall, upon the request of Agent, at the Pledgor's expense, take such steps as Agent may request to comply with any statute, regulation or other law or rule which must be complied with prior to the sale (including, without limitation, public sale) of all or any part of the Pledged Collateral in any jurisdiction in which the Agent may desire to sell such Pledged Collateral, including, without limitation, (i) the United States Securities Act of 1933, the United States Securities Exchange Act of 1934, the securities or "Blue Sky" laws of the states of the United States and any rules or regulations issued under any of the foregoing, and (ii) similar laws in effect from time to time in any other applicable foreign jurisdiction.

     The Pledgor will reimburse the Agent for any expense incurred by the Agent, including, without limitation, reasonable attorneys' and accountants' fees and expenses, in connection with the foregoing. Upon or at any time after the occurrence and during the continuance of an Event of Default, should the Agent or the Required Lenders determine that prior to any public offering of any securities constituting all or any part of the Pledged Collateral such securities should be registered under the Securities Act and/or registered or qualified under any other federal or state



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law, or any similar laws in effect from time to time in any other law in any jurisdiction, and that such registration and/or qualification is not practical, then the Pledgor agrees that it will be commercially reasonable if a private sale is arranged, upon at least ten (10) days' notice to the Pledgor, so as to avoid a public offering, even though the sales price established and/or obtained at such private sale may be substantially less than prices which could have been obtained for such security on any market or exchange or in any other public sale.

     10. No Discharge. The Pledgor shall remain bound and its liabilities hereunder shall be unconditional, irrespective of (i) the validity or enforceability, avoidance or subordination of the Liabilities, (ii) the absence of any attempt to collect the Liabilities from the Borrower or any other guarantor or other action to enforce the same or the election of any remedy by the Agent or any of the Lenders, (iii) the waiver, consent, extension, forbearance or granting of any indulgence by the Agent or any of the Lenders with respect to any provision of any of the Loan Documents, (iv) failure by the Agent to take any steps to perfect and maintain its security interest in, or to preserve its rights to, any of the Pledged Collateral, (v) the election by Agent or any of the Lenders in any proceeding instituted under Chapter 11 of the Bankruptcy Code of the application of Section 1111(b)(2) of the Bankruptcy Code,
(vi) any borrowing or grant of a security interest by the Borrower, as debtor-in-possession, under Section 364 of the Bankruptcy Code, (vii) the disallowance under Section 502 of the Bankruptcy Code of all or any portion of the claims of the Lenders for repayment of the Liabilities, or (viii) any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor or of the Borrower, all of the foregoing being expressly waived by the Pledgor.

     11. Waivers. The Pledgor, hereby waives any requirement of diligence, presentment, demand of payment, filing of claims with a court in the event of receivership or bankruptcy of the Borrower, protest or notice with respect to the Liabilities, the benefit of any statutes of limitation, and all demands whatsoever (and shall not require that the same be made on the Borrower as a condition precedent to the Pledgor's liabilities hereunder), and covenants that this Agreement will not be discharged, except as provided in paragraph 13 hereunder.

     12. Remedies of Agent Following an Event of Default. The Agent may, upon or at any time after the occurrence and during the continuance of an Event of Default, at its option, transfer or register the Pledged Collateral or any part thereof into its or its nominee's name with or without any indication that such Pledged Collateral is subject to the security interest hereunder. The Pledgor hereby appoints the Agent as its attorney-in-fact to arrange at the Agent's option for such transfer. The Agent shall have, in addition to the foregoing and any other rights given under this Agreement or by law, all of the rights and remedies with respect to the Pledged Collateral of a secured party under the Uniform Commercial Code as in effect in the State of Illinois. In addition, following the occurrence and during the continuance of an Event of Default, the Agent shall have such powers of sale and other powers as may be conferred by applicable law. With respect to the Pledged Collateral or any part thereof which shall then be in or shall thereafter come into the possession or custody of the Agent or which the Agent shall otherwise have the ability to transfer under applicable law, the Agent may, in its sole discretion, without notice except as specified below, following the occurrence and during the continuance of an Event of Default, sell or cause the same to be sold at any broker's board or at public or private sale, in one or more sales or lots, at such price as the Agent may deem best, for cash or on credit or for future delivery, without assumption of any credit risk on the part of the Agent or any



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Lender and the purchaser of any or all of the Pledged Collateral so sold shall thereafter own the same, absolutely free from any claim, encumbrance or right of any kind whatsoever. Unless any of the Pledged Collateral threatens to decline speedily in value or is or becomes of a type sold on a recognized market, the Agent will give the Pledgor reasonable notice of the time and place of any public sale thereof, or of the time after which any private sale or other intended disposition is to be made. Any sale of the Pledged Collateral shall be conducted in a manner which is at least in conformity with reasonable commercial practices of banks, commercial finance companies, insurance companies or other financial institutions disposing of property similar to the Pledged Collateral and any such sale shall be deemed to be commercially reasonable. Notwithstanding any provision to the contrary contained herein, any requirements of reasonable notice shall be met if ten (10) Business Days' notice of such sale or disposition is provided to the Pledgor. Any other requirement of notice, demand or advertisement for sale is, to the extent permitted by law, waived. The Agent or any Lender may, in its own name or in the name of a designee or nominee, buy all or any part of the Pledged Collateral at any public sale and, if permitted by applicable law, buy all or any part of the Pledged Collateral at any private sale. The Pledgor will pay to the Agent all expenses (including, without limitation, court costs and attorneys' and paralegals' fees and expenses) of, or incident to, (i) the administration of this Agreement, (ii) the custody or preservation of, or the sale or collection of or other realization upon, any of the Pledged Collateral, (iii) the exercise or enforcement of any of the rights of the Agent hereunder, or (iv) the failure by the Pledgor to perform or observe any provision hereof. In view of the fact that federal and state securities laws and securities laws in other foreign jurisdictions may impose certain restrictions on the method by which a sale of the Pledged Collateral may be effected after the occurrence and during the continuance of an Event of Default, the Pledgor agrees the Agent may, from time to time, attempt to sell all or any part of the Pledged Collateral by means of a private placement restricting the bidders and prospective purchasers to those who are qualified and will represent and agree that they are purchasing for investment only and not for distribution. In so doing, the Agent may solicit offers to buy the Pledged Collateral, or any part of it, from a limited number of investors deemed by the Agent, in its reasonable judgment, to be financially responsible parties who might be interested in purchasing the Pledged Collateral. If the Agent solicits such offers, then the acceptance by the Agent of the highest offer obtained therefrom shall be deemed to be a commercially reasonable method of disposing of such Pledged Collateral.

     13. Term. This Agreement shall remain in full force and effect until all of the Liabilities shall have been paid and satisfied in full in cash or immediately available funds and all of the Commitments shall have been terminated. If at any time all or any part of any payment theretofore applied by the Agent or any Lender to any of the Liabilities is or must be rescinded or returned by the Agent or such Lender for any reason whatsoever (including the insolvency, bankruptcy or reorganization of Borrower or any Subsidiary of Borrower), such Liabilities shall, for the purposes of this Agreement, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence, notwithstanding such application by the Agent or such Lender, and this Agreement shall continue to be effective or be reinstated, as the case may be, as to such Liabilities, all as though such application by the Agent or such Lender had not been made.

     14. Agent's Exercise of Rights and Remedies Upon the Occurrence and During the Continuance of an Event of Default. Notwithstanding anything set forth herein to the contrary, it



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is hereby expressly agreed that, upon occurrence and during the continuance of an Event of Default, the Agent may, and upon the written direction of the Required Lenders, shall, exercise any of the rights and remedies provided in this Agreement, the Credit Agreement or any other instrument, document or agreement executed in connection therewith.

     15. Definitions. The singular shall include the plural and vice versa and any gender shall include any other gender as the context may require.

     16. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Pledgor, the Agent and their respective successors and assigns. The Pledgor's successors and assigns shall include, without limitation, a receiver, trustee or debtor-in-possession of or for the Pledgor.

     17. Applicable Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Illinois (including, without limitation, 735 Illinois Compiled Statues ss.105/5-5). Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be held to be prohibited or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

     18. Further Assurances. The Pledgor agrees that it will cooperate with the Agent and will execute and deliver, or cause to be executed and delivered, all such other stock powers, proxies, instruments, documents, and will take all such other action, including, without limitation, the filing of financing statements, as the Agent may reasonably request from time to time in order to carry out the provisions and purposes hereof.

     19. Consent to Jurisdiction and Service of Process; Waiver of Jury Trial. All judicial proceedings brought against the Pledgor with respect to this Agreement shall be brought and maintained exclusively in any State or Federal court of competent jurisdiction in the State of Illinois, and by execution and delivery of this Agreement, the Pledgor accepts, for itself and in connection with its properties, generally and unconditionally, the nonexclusive jurisdiction of the aforesaid courts, and irrevocably agrees to be bound by any final judgment rendered thereby in connection with this Agreement from which no appeal has been taken or is available. The Pledgor irrevocably designates and appoints CCC Information Services Inc., as its agent for service of all process in any such proceeding in any such court, such service being hereby acknowledged by such person to be effective and binding service in every respect. The Pledgor irrevocably consents to the service of process of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to its notice address specified on the signature pages hereof, such service to become effective four (4) days after such mailing. EACH OF THE PLEDGOR, AGENT AND BY ITS ACCEPTANCE OF THE BENEFITS HEREOF, EACH LENDER IRREVOCABLY WAIVES (A) TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT (AND THE AGENT HEREBY WAIVES ANY SUCH TRIAL BY JURY), AND (B) ANY OBJECTION (INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENCES) WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING



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OF ANY SUCH ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT IN ANY
JURISDICTION SET FORTH ABOVE. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of any Lender to bring proceedings against the Pledgor in the courts of any other jurisdiction.

     20. Agent Appointed Attorney-in-Fact. The Pledgor hereby appoints the Agent as the Pledgor's attorney-in-fact, with full authority in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, from time to time in the Agent's discretion to take any action and to execute any instrument which the Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to receive, endorse and collect all instruments made payable to the Pledgor representing any distribution, interest payment or other dividend distribution in respect of the Pledged Collateral or any part thereof and to give full discharge for the same. This power of attorney created under this paragraph 20, being coupled with an interest, shall be irrevocable for the term of this Agreement, but shall not be deemed to authorize the Agent to take any action which the Pledgor could not be required to take hereunder.

     21. Agent's Duty. The Agent shall not be liable for any acts, omissions, errors of judgment or mistakes of fact or law including, without limitation, acts, omissions, errors or mistakes with respect to the Pledged Collateral, except for the accounting for moneys actually received by it hereunder and those arising out of or in connection with the Agent's (i) gross negligence or willful misconduct, or (ii) failure to use reasonable care with respect to the safe custody of any certificate evidencing any of the Pledged Collateral which is in the physical possession of the Agent. Without limiting the generality of the foregoing, the Agent shall be under no obligation to take any steps necessary to preserve rights in the Pledged Collateral against any other parties but may do so at its option, and all expenses incurred in connection therewith shall be for the sole account of the Pledgor, and shall be added to the Liabilities secured hereby.

     22. Notices. Any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telecopied, telexed or sent by courier service or United States mail and shall be deemed to have been given when delivered in person or by courier service, upon receipt of a telecopy or telex or four (4) Business Days after being deposited in the United States mail (registered or certified mail, with postage prepaid and properly addressed). For the purposes hereof, the addresses of the parties hereto (until notice of a change thereof is delivered as provided in this paragraph) shall be as set forth below each party's name on the signature pages hereof, or, as to each party, at such other address as may be designated by such party in a written notice to each of the other parties.

     23. Counterparts. This Agreement may be executed in separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

     24. Section Headings. The section headings herein are for convenience of reference only, and shall not affect in any way the interpretation of any of the provisions hereof.

                            [SIGNATURE PAGE FOLLOWS]


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     IN WITNESS WHEREOF, the Pledgor and the Agent have executed this Agreement as of the date first written above.

                                        CCC Information Services Group Inc., a
                                        Delaware corporation

                                        By:  /s/ Reid E. Simpson
                                            ------------------------------------
                                             Title: Executive Vice President
                                                    and Chief Financial Officer

                                        Notice Address
                                        --------------

                                        c/o CCC Information Services Inc.
                                        World Trade Center Chicago
                                        444 Merchandise Mart
                                        Chicago, Illinois  60654
                                        Attention: Reid Simpson
                                        Facsimile:  (312) 527-1494

                                        LaSalle Bank National Association Bank,
                                        as Administrative Agent for the Lenders


                                        By:  /s/ Aimee W. Daniels
                                            ------------------------------------
                                             Name: Aimee W. Daniels
                                             Title: Sr. Vice President

                                        LaSalle Bank National
                                        Association 135 South
                                        LaSalle Street
                                        Chicago, Illinois
                                        60603 Attention: